TAXES	12 Months Ended
Dec. 31, 2021
TAXES
TAXES

NOTE 5. TAXES

Prior to the Separation, income taxes have been calculated as if we filed income tax returns for the Company on a standalone basis. The Company’s operations historically have been included in the income tax returns of IBM.

Income (loss) before income taxes by geography was as follows:

	Year Ended December 31,
(Dollars in millions)	2021	2020	2019
Income (loss) before income taxes:
U.S. operations	$(1,765)	$(974)	$(732)
Non-U.S. operations	(138)	(786)	159
Total income (loss) before income taxes	$(1,903)	$(1,760)	$(573)

The components of the provision for income taxes by taxing jurisdiction were as follows:

	Year Ended December 31,
(Dollars in millions)	2021	2020	2019
U.S. federal:
Current	$17	$—	$—
Deferred	(73)	—	—
	$(56)	$—	$—
U.S. state and local:
Current	$—	$—	$—
Deferred	(5)	—	—
	$(5)	$—	$—
Non-U.S.:
Current	$790	$305	$413
Deferred	(327)	(58)	(47)
	$463	$247	$366
Total provision for income taxes	$402	$247	$366

A reconciliation of the statutory U.S. federal tax rate to the Company’s effective tax rate from continuing operations was as follows:

	Year Ended December 31,
	2021	2020	2019
Statutory rate	21.0%	21.0%	21.0%
Tax differential on foreign income	(8.6)%	(5.9)%	(18.8)%
State and local taxes	3.0%	2.8%	6.4%
Valuation allowances	(16.1)%	(26.1)%	(59.7)%
Reserves for uncertain tax positions	(8.3)%	(4.9)%	(7.2)%
Intercompany prepayment *	0.5%	0.7%	0.6%
Undistributed foreign earnings	(0.6)%	(1.0)%	(3.5)%
Impact of foreign operations	(4.7)%	—%	(0.9)%
Separation-related transactions	(2.6)%	—%	—%
Goodwill impairment	(4.0)%	—%	—%
Other	(0.7)%	(0.6)%	(1.6)%
Effective tax rate	(21.1)%	(14.0)%	(63.8)%

*       Represents a U.S. tax rate benefit related to foreign tax prepayment on prepaid royalty income.

The provision for income taxes for 2021 was $402 million compared to $247 million in 2020. The increase in income tax expense was primarily driven by foreign operations, tax charges related to the transfer of Kyndryl’s operations from IBM that were deemed to be immediately settled with IBM through the Net Parent Investment account and changes in uncertain tax positions, offset by valuation allowance reductions. The provision for income taxes for 2020 was $247 million compared to $366 million in 2019. The decrease in the provision was primarily driven by higher pretax losses in 2020 partially offset by an increase in valuation allowances in jurisdictions with losses.

The Company’s effective tax rate for 2021 was lower than the statutory tax rate primarily due to changes in valuation allowances, losses in certain jurisdictions that cannot be benefited from and tax charges related to the transfer of Kyndryl’s operations from IBM that were deemed to be immediately settled with IBM through the Net Parent Investment account. The Company’s effective tax rate for 2020 was lower than the statutory tax rate primarily due to changes in valuation allowances and losses in certain jurisdictions that cannot be benefited from.

U.S. tax reform introduced Global Intangible Low-Taxed Income (“GILTI”), which subjects a U.S. shareholder to current tax on income earned by certain foreign subsidiaries. GAAP allows companies to either (i) recognize deferred taxes for temporary differences that are expected to reverse as GILTI in future years or (ii) account for taxes on GILTI as period costs in the year the tax is incurred. The Company has elected to recognize GILTI impact in the specific period in which it occurs.

The tax effects of temporary differences that give rise to significant portions of the deferred taxes were as follows:

	December 31,
(Dollars in millions)	2021	2020
Deferred tax assets
Retirement benefits	$255	$126
Leases	340	380
Stock-based and other compensation	60	37
Domestic tax loss/credit carryforwards	16	643
Deferred income	31	50
Foreign tax loss/credit carryforwards	76	509
Allowance for credit losses	10	37
Fixed assets and depreciation	130	—
Restructuring charges	—	59
Limitation on deductibility of interest	—	50
Accruals	57	91
Other	54	—
Gross deferred tax assets	$1,029	$1,982
Less: valuation allowance	(6)	(1,110)
Net deferred tax assets	$1,023	$872

Deferred tax liabilities
Fixed assets and depreciation	$—	$80
Goodwill and intangible assets	—	45
Leases and right-of-use assets	331	331
Undistributed foreign earnings	25	57
Deferred transition costs	106	—
Other	21	12
Gross deferred tax liabilities	$483	$525

As of December 31, 2021, the Company had tax-affected domestic and foreign net operating loss deferred tax assets of $16 million and $76 million, respectively. If not utilized, the foreign net operating loss carryforwards will begin to expire in 2022. The federal net operating loss can be carried forward indefinitely.

The valuation allowances as of December 31, 2021, 2020 and 2019 were $6 million, $1.11 billion and $650 million, respectively. The additions to valuation allowances for the years ended December 31, 2020 and 2019 were $460 million and $342 million, respectively. The reduction in valuation allowances in 2021 was $1.10 billion. The decrease in valuation allowance is primarily attributable to net operating losses and tax credit carryforwards that existed on a separate return basis for the historical periods presented on a “carve-out” basis. For purposes of the historical periods presented on a “carve-out” basis, the Company’s income tax provisions were calculated using the separate return basis, as if the Company filed separate tax returns. Prior to Separation, the Company’s operations were included in the consolidated U.S. federal and certain state, local and foreign income tax returns filed by IBM. Post-Separation, certain net operating losses and tax credit carryforwards that were included for purposes of the historical periods presented on a “carve-out” basis available to be utilized by IBM are not available for future utilization by the Company and were settled through Net Parent investment immediately prior to the Separation. The Company scheduled the utilization of net operating losses and tax credit carryforwards and concluded that a valuation allowance of $6 million should remain on a portion of our foreign net operating losses that are not more-likely-than-not to be realized prior to expiration. As of December 31, 2021, based on all available evidence, Management concluded that no other valuation allowance was necessary to reduce the deferred tax assets remaining post-Separation since estimated future taxable income is expected to be sufficient to utilize these assets prior to their expiration. Estimates of future taxable income could change, perhaps materially, which may require us to revise our assessment of the recoverability of the deferred tax asset at that time.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

(Dollars in millions)	2021	2020	2019
Balance at January 1	$18	$15	$14
Additions based on tax positions related to the current year	479	89	41
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	—	—	—
Settlements (closed out to Net Parent investment)	(453)	(86)	(40)
Balance at December 31	$44	$18	$15

Post-Separation, liabilities related to unrecognized tax benefits for which the Company is liable are reported within the Consolidated Balance Sheet based upon tax authorities’ ability to assert the Company may be the primary obligor for historical taxes, among other factors.

With limited exceptions, the Company is subject to U.S. federal, state and local, and non-U.S. income tax audits for tax years subsequent to September 1, 2021. Pursuant to the Tax Matters Agreement, any tax liabilities attributable to the tax period (or portion thereof) ending on or before November 3, 2021, are generally not the Company’s liability. As of December 31, 2021, the Company is not aware of any open income tax audits that would result in a liability owed by the Company. The Company does not expect a significant increase or decrease in unrecognized tax benefits within the next twelve months. The net amount of $44 million in unrecognized tax benefits, if recognized, would favorably affect the Company’s effective tax rate. Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2021, the Company recognized $0 million in interest expense and penalties. The Company had $0 million for interest and penalties accrued at December 31, 2021.

Pursuant to the Tax Matters Agreement with Kyndryl’s former Parent, the Company identified certain tax refunds related to estimated tax payments and refundable value-added taxes for which we are required to reimburse our former Parent as the refunds are received, as well as certain tax benefits related to net operating losses that were transferred to the Company for which we are required to indemnify our former Parent as the tax benefits are realized. As of December 31, 2021, the Company estimated the amount of our indemnification obligations to our former Parent related to these tax refunds and tax benefits to be approximately $99 million, where $66 million is recorded in other accrued expenses and liabilities expected to be paid within one year, and $33 million is recorded in other liabilities expected to be paid beyond the one-year period. The Company also estimated the amount of our former Parent’s indemnification obligations to us related to income tax liabilities attributable to tax periods (or portions thereof) ending on or before November 3, 2021, to be approximately $41 million, which is recorded in prepaid expenses and other current assets on our Consolidated Balance Sheet.

At December 31, 2021, the Company’s undistributed earnings from certain non-U.S. subsidiaries were not indefinitely reinvested. Accordingly, the Company recorded a deferred tax liability of $25 million for the estimated taxes associated with the repatriation of these earnings. The Company intends to repatriate certain foreign earnings that have been taxed in the U.S. and undistributed earnings to the extent the foreign earnings are not restricted by local laws and can be accessed in a cost-effective manner. Undistributed earnings of approximately $122 million and other outside basis differences in foreign subsidiaries are indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences is not practicable.